INVESTOR PRESENTATION Q4 2025 Four Corners Property Trust NYSE: FCPT

FEBRUARY 2026 Cautionary note regarding forward-looking statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, investment pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2025 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice regarding non-GAAP financial measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 35 of this presentation. FORWARD LOOKING STATEMENTS AND DISCLAIMERS

RECENT HIGHLIGHTS AT FCPT

Strong investment volume to finish out 2025

Grew investment volume +20% YoY across 53 granular transactions
- Acquired $318 million in 2025 at a ~6.8% cap rate
- $95 million of investments in Q4 at a ~7.0% cap rate
- Low basis of $3 million per property and $6 million per transaction during the year

Executed investments without compromises

Maintained disciplined investment approach
- Cash rent CAGR of ~12% since inception
- Acquired ~90-100+ buildings annually in recent years, including 105 in 2025

Optionality in capital sources to fund future growth

Retain dry powder to fuel potential growth in 2026
- Fully undrawn $350 million revolver capacity
- Current leverage at the bottom part of our target range of 5-6x (4.9x as of December 31, 2025)

Oriented balance sheet for future opportunities

Extended and upsized credit facility capacity in January 2025
- $350 million revolver capacity
- $225 million term loan
- Removed 10 basis point SOFR adjustment in September
- ~98% of debt is fixed rate through Q4 '27

Sidestepped credit issues impacting peers

High collections (>99%) while avoiding net lease credit issues
- Zero exposure to Zips Car Wash, Walgreens, or Family Dollar
- No lost rent nor rejected leases from Red Lobster bankruptcy
- ~70% of portfolio assembled after the onset of COVID-19

Continued diversification progress

Improved diversification over time
- Olive Garden and LongHorn now 32% and 9% of ABR vs combined 94% at inception
    - Both brands continue to post strong same-store sales (5% and 6%, as of November 2025)[1]
- Top 5 brands now ~52% of ABR

FEBRUARY 2026

3

FOURTH QUARTER 2025 SPOTLIGHT FEBRUARY 2026 Execution at Scale: 30 properties acquired $95 million invested 7.0% blended cap rate 10-year weighted average lease term Transactions sourced without spending premiums on portfolio opportunities. Emphasis on low-basis, fungible real estate consistent with activity throughout 2025 Expanded Investment Subsectors: Accelerated Portfolio Diversification: Continued execution of sale-leasebacks, which accounted for 37% of 2025 volume Seven new tenants added to portfolio, including: Restaurant: Hawaiian Bros Automotive: Telle Tire Medical: Mission Pet Health and SCA Health Sprout’s Farmers Market (Memphis, TN) United Rentals (Huntsville, AL) Public grocer with 400+ locations No long-term debt on balance sheet $8.6 million basis is low for concept and sector overall Largest equipment-rental operator in the U.S. with 1,600+ locations Public credit, rated BB+ by S&P These transactions are consistent with our in-place underwriting approach of focusing on recession-resistant, essential service retailers with high-quality and fungible real estate in line with our established investment verticals

FEBRUARY 2026 FCPT AT 10 YEARS: FROM SPIN-OFF TO SEASONED NET LEASE INVESTOR TODAY Annual base rent1 $94 million $264 million + $170 million (2.8x) Properties 418 1,303 + 885 (3.1x) Brands 5 179 + 174 Enterprise value $1.3 billion $3.7 billion + $2.4 billion (2.8x) We have grown our team, put in place substantial risk management and refined our investment and property management capabilities all while improving access to capital2 ANNUAL BASE RENT ($ million) ENTERPRISE VALUE ($ million) Top 5 brands as % of ABR 100% 52% - 48% Investment volume (cumulative) $2.3 billion + $2.3 billion $3,770 $1,324 2015 Equity Net Debt 2.8x Revenue growth (cash) + 11% Growth year-over-year + 12% Average annual growth since inception - - 2.8x EBITDAR coverage 4.2x 5.1x + 0.9x AFFO per share (LTM) $1.22 $1.78 + $0.56 (1.5x) Dividend per share (annualized) $0.80 $1.47 + $0.67 (1.8x) $264 100% Darden 45% Darden

3 CONSERVATIVE FINANCIAL POSITION PG 22 FEBRUARY 2026 CONTENTS 1 COMPANY OVERVIEW PG 6 2 HIGH QUALITY PORTFOLIO PG 12 5 APPENDIX: OTHER PG 29 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 25

FEBRUARY 2026 FCPT AT A GLANCE1 1,325 leases 179 brands 6.9-year average lease term $0.45 AFFO per share (Q4)5 $318 million / 6.8% cap rate of investments in 2025 $95 million / 7.0% cap rate of investments in Q4 2025 99.6% occupied 1.5% average annual escalator6 5.1x tenant EBITDAR coverage2 53% investment grade3 6,581 SF average asset size 29,756 average daily vehicle count $67,235 median household income 58,722 average 3-mile population $350 million undrawn revolver 4.9x net debt to adj. EBITDAre4 4.8x fixed charge coverage 98% fixed rate debt as of December 31, 2025 Baa3 / BBB (Moody’s / Fitch)

WHY OWN FCPT?

We combine a differentiated, disciplined approach to net lease with a transparent disclosure regime

1 Superior Capital Allocation

- Modulate new investments if cost of capital weakens or accretion shrinks
- Minimize fees and discounts on capital raising
- Long track record of conservative leverage
- Avoid sacrificing investment quality to increase spread

2 Granular Portfolio

- Portfolio led by Darden, a premier investment grade tenant
- Highly selective underwriting through a consistent model balanced between credit and real estate
- Low value at risk with average purchase price of ~$3 million per property

3 Fungible Real Estate

- Excellent visibility and access paired with strong demographics
- Target sectors are e-commerce and recession resistant
- Industry-leading EBITDAR coverage of 5.1x[1]
- Avoided problem tenants prone to credit issues

4 Shareholders First

- Low overhead with aligned compensation
- Top-decile governance scores
- Hyper-transparent disclosure regime
- High level of executive alignment and ownership
- Full list of portfolio sites displayed on our website and disclosure of our top 35 brands (81% of ABR) in this presentation

REPRESENTATIVE BRANDS

FEBRUARY 2026

8

FEBRUARY 2026 CONSISTENT ANNUAL INVESTMENT GROWTH +57 +40 +95 +89 +100 +120 +104 YEAR INVESTMENT VOLUME ($M) CAP RATE +88 FCPT has consistently delivered growth and diversification through new investments. We focus on credit-worthy tenants, high quality real estate and efficient execution PROPERTY COUNT 1 AVERAGE SIZE ($M) +87 +105 FCPT has consistently focused on low basis properties, safeguarding the portfolio value at risk

FEBRUARY 2026 PORTFOLIO BREAKDOWN 316 leases 82 leases 109 leases 23 brands 201 leases 37 brands 118 leases Other Casual Dining Restaurants Auto Service 134 leases 44 brands Medical Retail 54 leases 28 brands Other Retail 1,325 Leases across 179 Brands Annual Base Rent of $264.2 million1 32% Olive Garden (vs. 74% at inception) 9% LongHorn (vs. 20% at inception) 26% Non-Restaurant Exposure (vs. 0% at inception) Other Casual Dining Restaurants Auto Service Medical Retail Other retail 32% 9% 9% 13% 7% 10% 3% 2 The spin-off Darden portfolio remains a strong foundation tenant for FCPT. Over half the portfolio has been diversified into new restaurant brands, medical retail and auto service 30 leases 2% 2 Quick Service Restaurants 233 leases 41 brands 11% Quick Service Restaurants 17 leases 2% 31 leases 2% FCPT AT A GLANCE

PORTFOLIO NAV SNAPSHOT

Sale comparables from 2025 indicate that the brands and sectors that make up the majority of FCPT's portfolio have traded inside FCPT's implied cap rate as of today

Lease count	ABR%	Recent Cap Rate[1]	Brand / Sector
316 leases	32%	**5.60%**	Olive Garden
118 leases	9%	**5.50%**	LongHorn Steakhouse
82 leases	7%	**5.90%**	chili's
187 leases 26 brands	16%	**6.10%**	Other Casual Dining Restaurants
233 leases 41 brands	11%	**5.90%**	Quick Service Restaurants
201 leases 37 brands	13%	**6.25%**	Auto Service
134 leases 44 brands	10%	**6.50%**	Medical Retail
54 leases 28 brands	3%	**6.60%**	Other Retail[2]
Weighted Average[3]		**5.95%**	

SUM OF THE PARTS VALUATION


FCPT has a 6.70% implied cap rate as of 2/10/2026
Other Retail2
Medical Retail
3%
10% of ABR
6.50% cap rate
Auto Service
13% of ABR
6.25% cap rate
32% of ABR
5.60% cap rate
Olive Garden
5.95% Blended
Quick Service Restaurants
11% of ABR
5.90% cap rate
16% of ABR
6.10% cap rate
9% of ABR
5.50% cap rate
7% of ABR
5.60% cap rate
LongHorn Steakhouse
Other Casual Dining Restaurants
chili's

Recent cap rates imply that FCPT's current 6.70%implied portfolio cap rate[4] reflects an approximate ~11% discount[5] to private market valuation[6] for similar net lease assets

1. Recent Cap Rates are rounded and representative of transactions that closed in 2025 involving the respective brand / sector, including 7 Olive Garden transactions, 5 LongHorn Steakhouses transactions, 4 Chili's transactions, 50 Casual Dining Restaurant transactions, 296 Quick Service Restaurant transactions, 31 Auto Service transactions, and 12 Medical Retail transactions. Data courtesy of Lee & Associates. Recent Cap Rate for Other Retail courtesy of The Boulder Group's Q4 2025 Net Lease Market Report

6. FCPT's implied valuation assumes sales at comparable cap rates. Actual cap rates at sale are contingent on various factors beyond FCPT's control including, but not limited to, market conditions

FEBRUARY 2026
11

FEBRUARY 2026 CONTENTS 1 COMPANY OVERVIEW PG 6 2 HIGH QUALITY PORTFOLIO PG 12 5 APPENDIX: OTHER PG 29 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 25 3 CONSERVATIVE FINANCIAL POSITION PG 22

FEBRUARY 2026 FCPT: LEADING IN QUALITY NET LEASE FCPT had approximately $367 million of available liquidity including approximately $17 million of cash and cash equivalents and $350 million of capacity under revolving credit facility as of February 11, 2026 FCPT has limited near-term debt maturities and 4.9x net leverage is at one of its lowest levels since 2018 FCPT employs a very granular investment approach, with an average property basis of ~$3 million, minimizing value at risk of each property investment FCPT has a proven track record of being responsive to cost of capital and modulating capital raising and deployment when necessary Defensive portfolio built on two unique pillars: Our spin-off from Darden Restaurants included a hand-picked portfolio of industry-leading brands with low rent and unprecedented 5.8x rent coverage1 Diversified low-rent and small building size portfolio principally comprised of Restaurant, Auto Service, and Medical Retail properties FCPT is intentional about choosing resilient industries and avoiding higher-risk tenants (i.e., pharmacies, big box tenants, movie theaters, etc.) ~99% of rent collected since inception, including throughout COVID FCPT is a lean company with low overhead burden and a management team aligned with shareholders

UNIQUE AND HIGHLY SECURE NET LEASE

- **Our portfolio is primarily outparcel properties in high density retail corridors**
- **~74% of rent featuring unique benefits structurally superior to regular-way net lease.** This include the properties with high rent coverage (Darden and Chili's), ground leases, master leases, and investment grade guarantors or operators
  - The original Darden spin-off properties represent a seed portfolio with low rent levels resulting in unmatched rent coverage (5.8x)[1]
  - The ground lease portfolio is characterized by low rents which also typically implies high rent coverage
  - FCPT's investment strategy focuses on acquiring new low rent properties with above average rent coverage

FCPT COVERAGE VS PEERS[1]



5.1x
3.9x
3.6x
2.6x
NA
NA
NA
FCPT
NTST
EPRT
GTY
O
NNN
ADC



Ground Leased
$150k average rent
74% structurally superior to regular way net lease
10%
High Quality Ground & Building Leases
$164k average rent
26%
43%
Darden
5.8x coverage[1]
6%
8%
6%
Other Investment Grade Leases[2]
Master Leased
Chili's

Average Ground Lease Rent:	$150 thousand	10%
Average All Other Leases Rent:	$209 thousand	90%
Average FCPT Portfolio Rent:	$201 thousand	100%

FEBRUARY 2026

14

FEBRUARY 2026 LOW BASIS PORTFOLIO LIMITS DOWNSIDE OF NEGATIVE CREDIT EVENTS FCPT seeks and acquires properties with a significantly lower value at risk per site as compared to peers FCPT’s emphasis on low rents and fungible buildings have created a portfolio with minimal liability at the individual property level, reducing risk in the event of lease maturity or in the event of tenant credit issues 1 FCPT’s strategy focuses on low basis investments in small box (<15,000) retail properties. This has resulted in high tenant renewal rates and capturing high re-leasing spreads at lease maturity

FEBRUARY 2026 CONSISTENTLY STRONG PORTFOLIO PERFORMANCE FCPT has one of the highest-quality and consistent portfolios in the net lease sector. We have established a strong track record over time (even through the COVID-19 pandemic) RENT COLLECTIONS OCCUPANCY2 1

FEBRUARY 2026 VERY STRONG HISTORICAL CREDIT RESULTS FCPT has averaged just 11 basis points annually in bad debt expense since inception Bad debt is defined as rent that was deemed uncollectable due to the tenant no longer able to pay (e.g., bankruptcy) and is compared to the starting Annual Base Rent each year. This number does not include recoveries for released properties This represents ~$176,000 per year or $1.8 million since inception This 11 basis points compares to net lease peers with a stated track record or expectations of 25-75 basis points This figure excludes the positive impact of releasing to new tenants and subsequent rent recoveries Since inception, FCPT has experienced very few tenant credit issues; bad debt expense (excluding the benefit of recoveries) has averaged just 11 basis points of ABR annually

DIVERSIFICATION WITH SCALED, CREDITWORTHY NATIONAL BRANDS

TOP 35 FCPT PORTFOLIO BRANDS[1]

FCPT is aligned with leading national brands with scale and large store counts

		FCPT METRICS		BRAND METRICS[2]		
Rank	Brand Name	FCPT Stores	% of ABR[1]	Total Stores	Sales ($mm)	Publicly Traded?
1	Olive Garden	316	31.7%	936	$5,375	DRI
2	Longhorn Steakhouse	118	9.0%	601	$3,154	DRI
3	Chili's	82	6.6%	1,206	$5,120	EAT
4	Outback Steakhouse	30	2.4%	679	$2,243	BLMN
5	Buffalo Wild Wings	31	2.3%	1,323	-	-
6	Burger King	42	2.3%	6,701	$11,000	QSR
7	Caliber Collision	35	2.2%	1829	-	-
8	Cheddar's	17	2.2%	184	$746	DRI
9	Christian Brothers	19	2.0%	335	-	-
10	Red Lobster	18	1.4%	518	-	-
11	Bahama Breeze	10	1.3%	28	$229	DRI
12	KFC	33	1.2%	3,625	$4,900	YUM
13	BJ's Restaurant	13	1.2%	219	$1,388	BJRI
14	Carrabba's	14	1.1%	207	$707	BLMN
15	Whistle Express Car Wash[3]	9	1.1%	163	-	-
16	Bob Evans	15	1.1%	430	-	-
17	Oak Street Health	10	1.0%	230	-	CVS
18	Arby's	17	0.7%	3,365	-	-
19	NAPA Auto Parts	18	0.7%	6,000	$24,061	GPC
20	WellNow Urgent Care	12	0.7%	133	-	-
21	Starbucks	17	0.7%	16,941	$37,681	SBUX
22	Tires Plus	14	0.6%	400	-	5108-JP
23	NVA	8	0.6%	1,343	-	-
24	Fresenius	10	0.6%	2,621	$24,693	FSNUY
25	VCA	8	0.6%	827	-	-
26	Mavis	11	0.6%	857	-	-
27	Taco Bell	15	0.6%	7,670	$16,200	YUM
28	Texas Roadhouse	11	0.6%	736	$5,438	TXRH
29	Express Oil	9	0.6%	363	-	-
30	AFC Urgent Care	9	0.6%	400	-	-
31	Verizon	12	0.5%	N/A	$138,191	VZ
32	Aspen Dental	10	0.5%	1,400	-	-
33	Tire Discounters	8	0.5%	202	-	-
34	Whataburger	7	0.5%	1,085	$4,100	-
35	Jiffy Lube	9	0.4%	2,010	-	SHEL
36-179	Other	308	19.0%			
	Total Portfolio	**1,325**	**100%**			

FEBRUARY 2026

18

FEBRUARY 2026 HIGHLY SELECTIVE APPROACH TO NET LEASE While we underwrite properties in these sectors and may acquire stores in these sectors in the future, they are not in our current target base and would need to meet our high thresholds to be considered in the future Pharmacies: NO EXPOSURE Entertainment: NO EXPOSURE Gyms: NO EXPOSURE Furniture: NO EXPOSURE EV-only Auto Service: NO EXPOSURE Dollar Stores: 0.05% ABR exposure1 (No exposure to brands listed here) General Merchandise: 0.7% ABR exposure2 (No exposure to brands listed here) Car Washes: 1.1% ABR exposure3 (No exposure to brands listed here) FCPT HAS AVOIDED: Service Centers

GEOGRAPHICALLY DIVERSE

- FCPT's holdings are geographically diverse with properties in 48 states
- The portfolio is primarily comprised of suburban markets in the Midwest and southeast
- FCPT's portfolio is aligned with macro tailwinds. States with lower income taxes and growing economies have accelerated retail development, population growth, and strong retail demand by tenants
- Texas and Florida, our largest states (as measured by Annual Base Rent), were the two highest in-migration states according to the 2025 U-Haul growth index[2]



WA
OR
CA
NV
ID
MT
WY
UT
AZ
NM
CO
ND
SD
NE
KS
OK
TX (10%)
MN
IA
MO
AR
LA
WI
IL (7%)
MI (4%)
IN (5%)
OH (7%)
KY
TN (5%)
MS
AL (3%)
GA (6%)
FL (8%)
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD

State Annualized Base Rent[1] (%)

- >10%
- 5.0%–10.0%
- 3.0%–5.0%
- 2.0%–3.0%
- 1.0 %–2.0%
- <1.0%
- No Properties (WY/ HI)

Note: Portfolio includes two leases in AK (not pictured)

FEBRUARY 2026

20

Darden's INVESTMENT GRADE PROFILE REMAINS A STRONG FOUNDATION FOR FCPT FEBRUARY 2026 Darden Senior Credit Default Swaps (CDS) Curve (5-year) Ask price: 44 bps High on 03/20/20: 360 bps Average: 63 bps Low on 02/12/20: 27 bps Very tight pricing spreads for Darden to have a credit event Basis Points The historically low pricing of Darden’s CDS demonstrates how their fortress credit profile remains strong 44

FEBRUARY 2026 CONTENTS 1 COMPANY OVERVIEW PG 6 2 HIGH QUALITY PORTFOLIO PG 12 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 25 3 CONSERVATIVE FINANCIAL POSITION PG 22 5 APPENDIX: OTHER PG 29

“ FEBRUARY 2026 DEBT MATURITY SCHEDULE $ MILLIONS FCPT maintains a well-laddered debt maturity and 100% unencumbered assets to provide financial flexibility Weighted average debt maturity 3.2 years excluding extensions Limited near-term debt maturities Conservative leverage Committed to maintaining conservative 5.0x–6.0x max leverage Net debt to adjusted EBITDAre ratio is at the bottom of our range. Leverage was 4.9x1 including undrawn net equity forwards as of 12/31/2025 Strong liquidity profile $350 million revolver availability Conservative dividend payout ratio of  ~80% of AFFO $367 million available liquidity including cash and cash equivalents and undrawn revolver balance as of February 11, 2026 Minimal floating rate exposure 98% of debt is fixed rate including the effect of interest rate hedges Investment grade rated Rated BBB by Fitch and Baa3 by Moody’s CONSERVATIVE FINANCIAL POLICIES Note: Term Loan and Revolver maturities are shown fully extended

FEBRUARY 2026 FCPT’S HISTORICAL LEVERAGE PROFILE FCPT has a stated leverage target of 5.0x-6.0x and has been below or in the lower range of its target since inception Discipline around our leverage is embedded into company culture and our approach to funding growth FCPT has demonstrated a commitment to positive spread investing and a focus on cost of capital FCPT maintained a conservative leverage profile even when cost of equity weakened (2020, late 2023, early 2024) 2 FCPT HISTORICAL LEVERAGE1

CONTENTS 1 COMPANY OVERVIEW PG 6 2 HIGH QUALITY PORTFOLIO PG 12 3 CONSERVATIVE FINANCIAL POSITION PG 22 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 25 FEBRUARY 2026 5 APPENDIX: OTHER PG 29

FCPT National Brands with Strong Credit Profiles Small Building, Fungible Real Estate Low Rent & Investment Basis FEBRUARY 2026 FCPT’S TRIPLE INVESTMENT FILTER Our portfolio is leased to service tenants - principally Restaurants, Auto Service and Medical Retail The intentional focus on these subsectors reflect a multi-tiered filter that favors fungible, credit-worthy net lease tenants with low rent There are many properties in other retail subsectors that meet these thresholds, but we have found the deepest opportunity set within Restaurants, Auto Service, and Medical Retail Our investment approach seeks to de-risk net lease investing through a highly-filtered selection process

INVESTMENT AND UNDERWRITING FRAMEWORK

CREDIT CRITERIA

~50%

- Guarantor credit and health
- Brand durability
- Store performance
- Lease term and structure

REAL ESTATE CRITERIA

~50%

- Location
- Retail corridor strength & demographics
- Access / visibility
- Absolute and relative rent
- Pad site and building reusability

INVESTMENT PHILOSOPHY

- Acquire strong retail brands that are well located with creditworthy lease guarantors
- Seek to purchase assets when accretive to cost of capital with a focus on low basis
- Add leading brands in resilient industries, occupying highly fungible buildings

UNDERWRITING CRITERIA

- FCPT's proprietary scorecard which incorporates over 25 comprehensive categories
- The "score" allows FCPT to have an objective, consistent underwriting model and comparison tool for asset management decisions

FEBRUARY 2026

27

FEBRUARY 2026 CASUAL DINING COMEBACK: TRADING “IN THE CAR” FOR “IN THE BOOTH” Branded casual dining has seen a resurgence Comparable sales growth for casual dining has outpaced quick service and fast casual in recent quarters Casual dining provides strong consumer value Comparing promotions from 2019 and early 2020, many quick service restaurants raised prices significantly (~40%) or combos shrunk to include fewer items1 This compares to casual dining where Chili’s “3 For Me” promotion experienced increase of 10%, over the same period1 As the value pricing of restaurants has converged, consumers see similar value going to branded casual dining while also receiving higher service Darden CEO Ricardo Cardenas: “Consumers are figuring out that casual dining is a great value… we think we're taking some wallet share from fast food and fast casual”1 2025 Casual dining has taken market share, and leading brands continue to post impressive growth

FEBRUARY 2026 CONTENTS 1 COMPANY OVERVIEW PG 6 2 HIGH QUALITY PORTFOLIO PG 12 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 25 5 APPENDIX: OTHER PG 29 3 CONSERVATIVE FINANCIAL POSITION PG 22

FEBRUARY 2026 LADDERED LEASE MATURITY SCHEDULE %ANNUALIZED BASE RENT1 99.6%  occupied2 as of 12/31/2025 6.9 years weighted average lease term < 1.5%  of rental income  matures prior to 2027 FCPT has had very high renewal rates on lease maturities to date 2027 is the first year of Darden spin-off lease maturities; FCPT’s Darden leases average 5.8x rent coverage3

FEBRUARY 2026 New properties are brought to market everyday, but many are priced aggressively, have weak credit, or are in sectors we avoid. Rather than swing at every opportunity, our strategy is to wait for the right “pitch” Cap rate could be increased with less favorable credit Favorable Unfavorable FCPT Sector Outlook Approximate Cap Rate1 FCPT Strike Zone Good credit at accretive cap rates New Retail Listings (Illustrative) Volume could be increased with increased purchase price (decreased cap rate) NET LEASE LISTINGS SNAPSHOT

FEBRUARY 2026 CONSTRUCTION COSTS CONTINUE TO RISE Industry-wide, developers are facing a long-term trend of inflated growth for building costs. These costs do not yet factor in the impact of tariffs given their delayed rollouts and stocks of pre-purchased inventories The Turner Building Cost Index1 aggregates the developer inputs of labor rates, productivity, material prices and the competitive condition of the marketplace. 2022, 2023 and 2025 experienced highly accelerated growth at 8.0% and 6.0%, and 6.0%, respectively Cumulatively, constructions costs as measured by the Turner Building Cost Index have far outpaced general inflation over the past twelve years Annual Cumulative

FCPT INVESTMENTS VS. ESTIMATED REPLACEMENT COST

- Since inception, FCPT has focused on acquiring low basis properties. This investment strategy coupled with inflation has allowed us to purchase many buildings below today's estimated replacement cost. We believe this may support favorable tenant retention dynamics and mitigate downside risks in a vacancy event

FCPT's Average Basis per Investment vs. New Development Sites (2021 – 2024, $ millions)



$2.69 (FCPT 4-yr. average)
$2.00
$2.48
$3.29
$3.01
$3.30
$1.17
FCPT's average basis from 2021-24 is 40% below estimated replacement cost
Estimated new construction costs, 2024
Estimated land acquisition costs, 2024
2021
2022
2023
2024
Estimated Replacement Cost, 2024

FCPT Investments vs. Estimated Replacement Cost Illustrative Example

Estimated Building Construction Cost	
FCPT Average Building Size (12/31/2024)	6,591 SF
Estimated Construction Cost PSF	~$500 PSF [1]
Estimated Construction Total	~$3.30 million
Land Cost	
FCPT Average Lot Size (12/31/2024)	~1.50 acres
Estimated Land Acquisition Cost	~$800,000 per acre [2]
Estimated Land Acquisition Total	~$1.17 million
Estimated Total Replacement Cost	**$4.47 million**
FCPT Average Basis per Property, 2021-24	**~$2.69 million**
FCPT Basis vs. Replacement Cost	**-40%**

Note: Estimated Construction Cost and Land Cost vary by market. The figures on this page are intended to be illustrative and demonstrate the trend of estimated replacement costs rising vs. existing buildings

1. CBRE, U.S. Real Estate Market Outlook 2024
2. Crexi listings as of August 2025

From 2021 to 2024, FCPT's basis was ~60% of estimated new development (~40% below estimated replacement cost)

FEBRUARY 2026 33

UNDERWRITING GEARED TOWARD HIGHER SALES VOLUME & BRANDS FCPT focuses on national brands with strong sales volumes and market appropriate rents FCPT pursues properties within the median range of Casual Dining, Fast Casual and Quick Service; concepts with mid-level sales volumes provide rent support, while keeping rent at replaceable levels in case of vacancy Casual Dining Brand Average Sales Volume ($000s)1 FEBRUARY 2026 Quick Service Fast Casual

FEBRUARY 2026 GLOSSARY AND NON-GAAP DEFINITIONS NON-GAAP DEFINITIONS AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 12/31/2025 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated biannually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease.

Q4 2025 RECONCILIATION SCHEDULES RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE RENTAL REVENUE AND PROPERTY EXPENSE DETAIL

FEBRUARY 2026 FFO & AFFO RECONCILIATION

ENDNOTES

PAGE 3 RECENT HIGHLIGHTS AT FCPT
1. Source: Public filings

PAGE 5 FCPT AT 10 YEARS:
1. Annual Cash Base Rent (ABR) as defined in glossary
2. Past performance does not guarantee future results

PAGE 7 FCPT AT A GLANCE
Figures as of 12/31/2025
1. Weighted averages based on contractual Annual Cash Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. See glossary on page 35 for definitions
2. See glossary on page 35 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 100% of Darden annual cash base rent (ABR), 53% of other restaurant ABR and 9% of non-restaurant ABR or 63% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended November 2025 and the averaged brand margins for the last twelve months ended November 2025
3. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies
4. See page 36 for reconciliation of net income to adjusted EBITDAre and page 35 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents
5. See page 35 for non-GAAP definitions, and page 37 for reconciliation of net income to AFFO
6. Average annual rent escalation through December 31, 2031 (weighted by annualized base rent). Previously, annual rent escalation was calculated assuming expiring leases remained flat. In light of our historical experience of renewals at contractual rent increases, the methodology has been revised to exclude expiring leases from the blended five-year average. Leases owned for less than one year are included based on the annualized first month's rent

PAGE 8 WHY OWN FCPT?
1. Based on coverage as disclosed by FCPT's peer net lease companies

PAGE 9 CONSISTENT ANNUAL INVESTMENT GROWTH
1. Figures as of 12/31/2025

Note: Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million, and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively. 2022 initial cash yield reflects near term rent increases and rent credits given at closing; the initial cash yield with rents in place as of closing is 6.4%

PAGE 10 FCPT AT A GLANCE: PORTFOLIO BREAKDOWN
1. Represents current Annual Cash Base Rent (ABR) as of 12/31/2025
2. Other retail includes properties leased to cell phone stores, bank branches, grocers amongst others. These are often below market rent leases, and many were purchased through the outparcel strategy

PAGE 11 PORTFOLIO NAV SNAPSHOT
2. Other retail includes properties leased to cell phone stores, bank branches, grocers amongst others. These are often below market rent leases, and many were purchased through the outparcel strategy
3. Weighted Average is calculated by weighting FCPT's ABR exposure percentage to each brand / sector by the Recent Cap Rate
4. Source: FactSet as of 2/10/2026
5. FCPT's discount does not account for costs associated with the sale of the portfolio or individual sites, which would likely have an impact on the discount

PAGE 14 UNIQUE AND HIGHLY SECURE NET LEASE
1. See glossary on page 35 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 100% of Darden annual cash base rent (ABR), 53% of other restaurant ABR and 9% of non-restaurant ABR or 63% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended November 2025 and the averaged brand margins for the last twelve months ended November 2025. Refer to peer coverage figures as defined in latest available public filings for each respective company
2. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies

PAGE 15 LOW BASIS PORTFOLIO LIMITS DOWNSIDE OF NEGATIVE CREDIT EVENTS
1. Source: Public filings as of 12/31/2025

PAGE 16 CONSISTENTLY STRONG PORTFOLIO PERFORMANCE
1. FCPT reported 92% collected rent in Q2 2020, with 4% abated in return for lease modifications and 3% deferred. FCPT collected the 3% deferred rent in Q4 2020. The 98.8% number above included deferred rent that was paid and the abated rent for which FCPT received beneficial lease modifications
2. Occupancy based on portfolio square footage

PAGE 18 DIVERSIFICATION WITH SCALED, CREDITWORTHY NATIONAL BRANDS
1. Represents current Annual Cash Base Rent (ABR) as of 12/31/2025 as defined in glossary on page 35
2. Source: Nation's Restaurant Top 500 Restaurants, public filings, Placer.ai., company websites, Focus Advisors Automotive M&A, Tire Business Magazine; Dash indicates private company or confidential information
3. Driven Brands completed the sale of its U.S. car wash business (Take 5 Car Washes) to Whistle Express Car Wash on April 10, 2025

PAGE 19 HIGHLY SELECTIVE APPROACH TO NET LEASE
Note: All data as of 12/31/2025
1. Annual cash base rent (ABR) as defined in glossary; FCPT owns 1 dollar store site leased to Dollar General
2. Annual cash base rent (ABR) as defined in glossary; FCPT owns 7 general merchandise sites leased to REI (2), Jared Jewelry (2), Orvis (1), Mattress Firm (1), and Sleep Number (1)
3. Annual cash base rent (ABR) as defined in glossary; FCPT owns 10 car wash sites leased to Whistle Express (9) and Club Car Wash (1)

PAGE 20 GEOGRAPHICALLY DIVERSE
Figures as of 12/31/2025
1. Annual Cash Base Rent (ABR) as defined in glossary
2. Source: U-Haul growth index 2025

PAGE 23 CONSERVATIVE FINANCIAL POLICIES
Figures as of 12/31/2025, except otherwise noted
1. See page 36 for reconciliation of net income to adjusted EBITDAre and page 35 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents

PAGE 24 FCPT'S HISTORICAL LEVERAGE PROFILE
1. See page 36 for reconciliation of net income to adjusted EBITDAre and page 35 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents. Includes any forward equity contracts outstanding as of quarter end

PAGE 28 CASUAL DINING COMEBACK: TRADING "IN THE CAR" FOR "IN THE BOOTH"
1. Source: Public filings

PAGE 30 LADDERED LEASE MATURITY SCHEDULE
Note: Excludes renewal options. All data as of 12/31/2025
1. Annual cash base rent (ABR) as defined in glossary
2. Occupancy based on portfolio square footage
3. See glossary on page 35 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 99% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 64% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended May 2025 and the brand average margins for the year ended May 2025

PAGE 31 NET LEASE LISTINGS SNAPSHOT
1. Depicts new listings +30 basis points above asking cap rate to reflect assumption of seller strike price. FCPT Acquired (2025) deals are shown at the actual closed transaction cap rate.

Note: This graphic is designed to represent a snapshot of how FCPT best sees fit to allocate its time and is not meant to indicate brand or cap rates we may acquire

PAGE 32 CONSTRUCTION COSTS CONTINUE TO RISE
1. Per Turner, "The TBCI is determined by the following factors considered on a nationwide basis: labor rates and productivity, material prices, and the competitive condition of the marketplace." https://www.turnerconstruction.com/cost-index

PAGE 36 RECONCILIATION SCHEDULES
1. See glossary on page 35 for non-GAAP definitions
2. Other non-reimbursed property expenses include non-reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes

PAGE 37 FFO & AFFO RECONCILIATION
1. Amount represents non-cash deferred income tax (benefit) expense recognized at the Kerrow Restaurant Business
2. Assumes the issuance of common shares for OP units held by non-controlling interest

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INVESTOR PRESENTATION Q4 2025